EXHIBIT 99.2
------------

[GOLDMAN SACHS LOGO]
                                        GSAMP 2003-HE2 INITIAL                                   16:25 Thursday, July 24, 2003   1
                                        Portfolio Summary Report
                                    Prepared by Goldman, Sachs & Co.
__________________________________________________________________________________________________________________________________
Pg   Pool Classification                       Loans   8/1 Sched Balance   Curr WAC  8/1 WAM
__________________________________________________________________________________________________________________________________
0001 ALL                                       1,360    $235,533,659.91     8.047    353.20
__________________________________________________________________________________________________________________________________
*** TOTALS ***                                 1,360    $235,533,659.91
__________________________________________________________________________________________________________________________________


Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              GSAMP 2003-HE2 INITIAL                                              July 24, 2003  16:25  PAGE 0001
All                   ALL



 _____________________________________________________________________________________________________________________
| Loans| 8/1 Sched Balance| Curr WAC| Orig WAM| 8/1 WAM|1st Cap|Per Cap|Maxrate|8/1 MTR|Margin|   OLTV|  COLTV|   FICO|
|______|__________________|_________|_________|________|_______|_______|_______|_______|______|_______|_______|_______|
| 1,360|   $235,533,659.91|    8.047|   355.69|  353.20|  2.621|  1.128| 14.306|  26.26| 5.873|  80.81|  80.81|576.323|
|______|__________________|_________|_________|________|_______|_______|_______|_______|______|_______|_______|_______|

 ____________________________________________________________________________________________
|Current Rate            |8/1 Sched Balance        |Orig Term           |8/1 Rem Term        |
|________________________|_________________________|____________________|____________________|
| 5.50- 5.99%        0.79| $0 - $25,000        0.01|121 - 180 Mth   2.24|121 - 180 Mth   2.24|
| 6.00- 6.49%        2.24| $25,000 - $50,000   0.33|181 - 240 Mth   0.23|181 - 240 Mth   0.23|
| 6.50- 6.99%       14.19| $50,000 - $100,00  11.50|301 - 360 Mth  97.53|301 - 360 Mth  97.53|
| 7.00- 7.49%       10.99| $100,000 - $150,0  17.64|                    |                    |
| 7.50- 7.99%       25.94| $150,000 - $200,0  17.74|                    |                    |
| 8.00- 8.49%       14.79| $200,000 - $250,0  15.96|                    |                    |
| 8.50- 8.99%       17.23| $250,001 - $275,0   5.01|                    |                    |
| 9.00- 9.49%        5.14| $275,001 - $350,0  12.62|                    |                    |
| 9.50- 9.99%        5.31| $350,001 - $450,0  10.22|                    |                    |
|10.00-10.99%        2.55| $450,001 - $550,0   5.60|                    |                    |
|11.00-12.49%        0.83| $550,001 - $650,0   0.99|                    |                    |
|                        | $650,001 - $750,0   1.23|                    |                    |
|                        | $750,001 - $850,0   0.34|                    |                    |
|                        | $850,001 - $950,0   0.81|                    |                    |
|                        |                         |                    |                    |
|________________________|_________________________|____________________|____________________|

 _________________________________________________________________________________________________________________
|Geography         |Zip            |FICO          |OLTV              |Comb OLTV         |MI                       |
|__________________|_______________|______________|__________________|__________________|_________________________|
|California   21.59|92008      0.42|Missing   0.04| 60.01-70.0  17.18| 60.01-70.0  17.18|OLTV GT 60, NO MI  100.00|
|New York     10.58|55422      0.40|460-479   0.04| 70.01-75.0  13.33| 70.01-75.0  13.33|                         |
|Florida       7.78|11787      0.40|480-499   0.07| 75.01-80.0  28.56| 75.01-80.0  28.56|                         |
|New Jersey    6.66|10583      0.40|500-519  17.92| 80.01-85.0  12.43| 80.01-85.0  12.43|                         |
|Massachuset   5.93|95624      0.40|520-539  14.50| 85.01-90.0  18.12| 85.01-90.0  18.12|                         |
|Texas         4.37|76262      0.39|540-559  13.14| 90.01-95.0   6.47| 90.01-95.0   6.47|                         |
|Virginia      3.60|10307      0.37|560-579  10.41| 97.01-100.   3.91| 97.01-100.   3.91|                         |
|Illinois      3.51|93010      0.36|580-619  21.95|                  |                  |                         |
|Colorado      3.08|11368      0.35|620-649  11.06|                  |                  |                         |
|Pennsylvani   2.79|07853      0.33|650-699   7.23|                  |                  |                         |
|Maryland      2.42|02122      0.33|700-749   2.88|                  |                  |                         |
|Michigan      2.33|94587      0.33|750-799   0.77|                  |                  |                         |
|*More*       25.35|*More*    95.49|              |                  |                  |                         |
|__________________|_______________|______________|__________________|__________________|_________________________|

 ________________________________________________________________________________________________________________________________
|Property Type                 |Occupancy        |Purpose                  |Doc                  |Lien      |Pool                |
|______________________________|_________________|_________________________|_____________________|__________|____________________|
|SINGLE FAMILY            73.58|OWNER OCCU  93.97|CASHOUT REFI        73.24|FULL DOC        51.44| 1  100.00|ACCREDITED     25.55|
|PUD                      11.37|NON-OWNER    5.49|PURCHASE            17.32|STATED DOC      47.11|          |OPTION ONE     74.45|
|2-4 FAMILY               10.10|SECOND HOM   0.53|RATE/TERM REFI       9.44|LIMITED DOC      1.45|          |                    |
|CONDO                     4.47|                 |                         |                     |          |                    |
|MANUFACTURED HOUSING      0.48|                 |                         |                     |          |                    |
|                              |                 |                         |                     |          |                    |
|                              |                 |                         |                     |          |                    |
|                              |                 |                         |                     |          |                    |
|                              |                 |                         |                     |          |                    |
|                              |                 |                         |                     |          |                    |
|                              |                 |                         |                     |          |                    |
|______________________________|_________________|_________________________|_____________________|__________|____________________|

 ____________________________________________________________________________________________________________________________
|Amort                    |8/1 MTR        |Margins          |1st Rate Cap |Per Rate Cap |Maxrate             |Prepay Months  |
|_________________________|_______________|_________________|_____________|_____________|____________________|_______________|
|15 YEAR ARM          0.94|Missing   17.24| Missing    17.37|   .    17.24|   .    17.24| N/A           17.24|    0     17.66|
|2/28 ARMS           59.54|  4        0.14| 0.01-3.00   0.03|  1.00   0.14|  1.00  61.52|11.00-12.49%    2.12|   12      3.91|
|3/27 ARMS           22.14| 13-24    59.65| 3.01-5.00  20.33|  1.50  20.72|  1.50  21.24|12.50-12.99%    8.57|   24     44.33|
|6 Month Adjustable   0.14| 25-36    22.14| 5.01-6.00  28.83|  3.00  61.90|             |13.00-13.49%    7.00|   30      0.33|
|FIXED BALLOON        1.18|169-180    0.83| 6.01-6.50  11.88|             |             |13.50-13.99%   17.25|   36     29.85|
|FIXED RATE          16.06|               | 6.51-7.00   9.14|             |             |14.00-14.49%   13.44|   48      0.36|
|                         |               | 7.01-7.50   5.92|             |             |14.50-14.99%   16.35|   60      3.56|
|                         |               | 7.51-8.00   4.03|             |             |15.00-15.49%    6.00|               |
|                         |               | 8.01-8.50   1.59|             |             |15.50-15.99%    7.55|               |
|                         |               | 8.51-9.00   0.55|             |             |16.00-16.49%    1.66|               |
|                         |               | 9.01-9.50   0.23|             |             |16.50-16.99%    2.11|               |
|                         |               | 9.51-10.0   0.03|             |             |17.00-17.49%    0.41|               |
|                         |               |10.51-11.0   0.06|             |             |17.50-17.99%    0.17|               |
|                         |               |                 |             |             |18.00-18.49%    0.05|               |
|                         |               |                 |             |             |*More*          0.06|               |
|_________________________|_______________|_________________|_____________|_____________|____________________|_______________|


Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.